Exhibit 10.6

EXECUTION

COPY

GUARANTY

THIS GUARANTY, dated as of January 31, 2007, is made and given by the undersigned (each, a “Guarantor” and collectively, the “Guarantors”), in favor of WB QT, LLC, a Delaware limited liability company, in its capacity as Agent (in such capacity, the “Agent”), for the “Lenders” as defined in and from time to time party to the Credit Agreement (defined below).

RECITALS

A. Quantum Fuel Systems Technologies Worldwide, Inc., a Delaware corporation (the “Borrower”), the Agent and the Lenders have entered into a Credit Agreement dated as of January 31, 2007 (as the same may hereafter be amended, restated, or otherwise modified from time to time, the “Credit Agreement”) pursuant to which the Lenders have agreed to extend to the Borrower certain credit accommodations.

B. It is a condition precedent to the obligation of the Lenders to extend credit accommodations pursuant to the terms of the Credit Agreement that this Guaranty be executed and delivered by each Guarantor.

C. Each Guarantor is a Subsidiary (as defined in the Credit Agreement) of the Borrower.

D. Each Guarantor expects to derive benefits from the extension of credit accommodations to the Borrower by the Lenders and each Guarantor finds it advantageous, desirable and in its best interests to execute and deliver this Guaranty to the Agent.

NOW, THEREFORE, In consideration of the credit accommodations to be extended to the Borrower and for other good and valuable consideration, each Guarantor hereby covenants and agrees with the Agent for the benefit of the Agent and the Lenders as follows:

Section 1. Defined Terms. As used in this Guaranty, the following terms shall have the meaning indicated:

“Agent” shall have the meaning indicated in the opening paragraph hereof.

“Borrower” shall have the meaning indicated in Recital A.

“Credit Agreement” shall have the meaning indicated in Recital A.

“Guarantor” shall have the meaning indicated in the opening paragraph hereof.

“Lenders” shall have the meaning indicated in the opening paragraph hereof.

“Obligations” shall mean all indebtedness, liabilities and obligations of each Guarantor to the Agent or any Lender of every kind, nature or description under the Credit Agreement,

including the Borrower’s obligation on any promissory note or notes under the Credit Agreement and any note or notes hereafter issued in substitution or replacement thereof, and in all of the foregoing cases whether due or to become due, and whether now existing or hereafter arising or incurred

“Person” shall mean any individual, corporation, partnership, limited partnership, limited liability company, joint venture, firm, association, trust, unincorporated organization, government or governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

Section 2. The Guaranty. Subject always to the following Section 3, each Guarantor, jointly and severally with the other Guarantors, hereby absolutely and unconditionally guarantees to the Agent for the ratable benefit of the Lenders the payment when due (whether at a stated maturity or earlier by reason of acceleration or otherwise) and performance of the Obligations.

Section 3. Limitation; Insolvency Laws. As used in this Section: (a) the term “Applicable Insolvency Laws” means the laws of the United States of America or of any State, province, nation or other governmental unit relating to bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws (including, without limitation, 11 U. S. C. §547, §548, §550 and other “avoidance” provisions of Title 11 of the United Stated Code) as applicable in any proceeding in which the validity and/or enforceability of this Guaranty or any Specified Lien is in issue; and (b) “Specified Lien” means any security interest, mortgage, lien or encumbrance securing this Guaranty, in whole or in part. Notwithstanding any other provision of this Guaranty, if, in any proceeding, a court of competent jurisdiction determines that this Guaranty or any Specified Lien would, but for the operation of this Section, be subject to avoidance and/or recovery or be unenforceable by reason of Applicable Insolvency Laws, this Guaranty and each such Specified Lien shall be valid and enforceable only to the maximum extent that would not cause this Guaranty or such Specified Lien to be subject to avoidance, recovery or unenforceability. To the extent that any payment to, or realization by, the Agent or any Lender on the guaranteed Obligations exceeds the limitations of this Section and is otherwise subject to avoidance and recovery in any such proceeding, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment or realization exceeds such limitation, and this Guaranty as limited shall in all events remain in full force and effect and be fully enforceable against the Guarantors. This Section is intended solely to reserve the rights of the Agent hereunder against the Guarantors in such proceeding to the maximum extent permitted by Applicable Insolvency Laws and neither the Guarantors, the Borrower, any other guarantor of the Obligations nor any Person shall have any right, claim or defense under this Section that would not otherwise be available under Applicable Insolvency Laws in such proceeding.

Section 4. Continuing Guaranty. This Guaranty is an absolute, unconditional and continuing guaranty of payment and performance of the Obligations, and the obligations of any Guarantor hereunder shall not be released, in whole or in part, by any action or thing which might, but for this provision of this Guaranty, be deemed a legal or equitable discharge of a surety or guarantor, other than irrevocable payment and performance in full of the Obligations.

No notice of the Obligations to which this Guaranty may apply, or of any renewal or extension thereof need be given to any Guarantor and none of the foregoing acts shall release any Guarantor from liability hereunder. Each Guarantor hereby expressly waives (a) demand of payment, presentment, protest, notice of dishonor, nonpayment or nonperformance on any and all forms of the Obligations; (b) notice of acceptance of this Guaranty and notice of any liability to which it may apply; (c) all other notices and demands of any kind and description relating to the Obligations now or hereafter provided for by any agreement, statute, law, rule or regulation; and (d) any and all defenses of the Borrower pertaining to the Obligations except for the defense of discharge by payment. No Guarantor shall be exonerated with respect to such Guarantor’s liabilities under this Guaranty by any act or thing except irrevocable payment and performance of the Obligations, it being the purpose and intent of this Guaranty that the Obligations constitute the direct and primary obligations of the Guarantors and that the covenants, agreements and all obligations of the Guarantors hereunder be absolute, unconditional and irrevocable. The Guarantors shall be and remain liable for any deficiency remaining after foreclosure of any mortgage, deed of trust or security agreement securing all or any part of the Obligations, whether or not the liability of the Borrower or any other Person for such deficiency is discharged pursuant to statute, judicial decision or otherwise. The acceptance of this Guaranty by the Agent is not intended and does not release any liability previously existing of any guarantor or surety of any indebtedness of the Borrower to the Agent or any Lender.

Section 5. Other Transactions. The Agent is expressly authorized (a) to exchange, surrender or release with or without consideration any or all collateral and security which may at any time be placed with it by the Borrower or by any other Person, or to forward or deliver any or all such collateral and security directly to the Borrower for collection and remittance or for credit, or to collect the same in any other manner without notice to any Guarantor and (b) to amend, modify, extend or supplement the Credit Agreement, any note or other instrument evidencing the Obligations or any part thereof and any other agreement with respect to the Obligations, waive compliance by the Borrower or any other Person with the respective terms thereof and settle or compromise any of the Obligations without notice to any Guarantor and without in any manner affecting the absolute liabilities of the Guarantors hereunder. No invalidity, irregularity or unenforceability of all or any part of the Obligations or of any security therefor or other recourse with respect thereto shall affect, impair or be a defense to this Guaranty. The liabilities of a Guarantor hereunder shall not be affected or impaired by any failure, delay, neglect or omission on the part of the Agent to realize upon any of the Obligations of the Borrower to the Agent or any Lender, or upon any collateral or security for any or all of the Obligations, nor by the taking by the Agent of (or the failure to take) any other guaranty or guaranties to secure the Obligations, nor by the taking by the Agent of (or the failure to take or the failure to perfect its security interest in or other lien on) collateral or security of any kind. No act or omission of the Agent or any Lender, whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of a Guarantor shall affect or impair the obligations of such Guarantor hereunder. Each Guarantor acknowledges that this Guaranty is in effect and binding without reference to whether this Guaranty is signed by any other Person or Persons, that possession of this Guaranty by the Agent shall be conclusive evidence of due delivery hereof by such Guarantor and that this Guaranty shall continue in full force and effect, both as to the Obligations then existing and/or thereafter created, notwithstanding the release of or extension of time to any other guarantor of the Obligations or any part thereof.

Section 6. Actions Not Required. Each Guarantor hereby waives any and all right to cause a marshalling of the assets of the Borrower or any other action by any court or other governmental body with respect thereto or to cause the Agent to proceed against any security for the Obligations or any other recourse which the Agent may have with respect thereto and further waives any and all requirements that the Agent or any Lender institute any action or proceeding at law or in equity, or obtain any judgment, against the Borrower or any other Person, or with respect to any collateral security for the Obligations, as a condition precedent to making demand on or bringing an action or obtaining and/or enforcing a judgment against, such Guarantor upon this Guaranty. Each Guarantor further acknowledges that time is of the essence with respect to such Guarantor’s obligations under this Guaranty. Any remedy or right hereby granted which shall be found to be unenforceable as to any Person or under any circumstance, for any reason, shall in no way limit or prevent the enforcement of such remedy or right as to any other Person or circumstance, nor shall such unenforceability limit or prevent enforcement of any other remedy or right hereby granted.

Section 7. No Subrogation. Notwithstanding any payment or payments made by a Guarantor hereunder, each Guarantor waives all rights of subrogation to any of the rights of the Agent or any Lender against the Borrower or any other Person liable for payment of any of the Obligations or any collateral security or guaranty or right of offset held by the Agent or any Lender for the payment of the Obligations, and each Guarantor waives all rights to seek any recourse to or contribution or reimbursement from the Borrower or any other Person liable for payment of any of the Obligations in respect of payments made by such Guarantor hereunder.

Section 8. Application of Payments. Any and all payments upon the Obligations made by the Guarantors or by any other Person, and/or the proceeds of any or all collateral or security for any of the Obligations, may be applied by the Agent on such items of the Obligations as the Agent may elect.

Section 9. Recovery of Payment. If any payment received by the Agent or a Lender and applied to the Obligations is subsequently set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Borrower or any other obligor), the Obligations to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Obligations as fully as if such application had never been made. References in this Guaranty to amounts “irrevocably paid” or to “irrevocable payment” refer to payments that cannot be set aside, recovered, rescinded or required to be returned for any reason.

Section 10. Borrower’s Financial Condition. Each Guarantor is familiar with the financial condition of the Borrower, and each Guarantor has executed and delivered this Guaranty based on such Guarantor’s own judgment and not in reliance upon any statement or representation of the Agent or any Lender. The Agent shall have no obligation to provide a Guarantor with any advice whatsoever or to inform any Guarantor at any time of the Agent’s actions, evaluations or conclusions on the financial condition or any other matter concerning the Borrower.

Section 11. Remedies. All remedies afforded to the Agent by reason of this Guaranty are separate and cumulative remedies and it is agreed that no one of such remedies, whether or not exercised by the Agent, shall be deemed to be in exclusion of any of the other remedies available to the Agent and no one of such remedies shall in any way limit or prejudice any other legal or equitable remedy which the Agent or a Lender may have hereunder and with respect to the Obligations. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to the Agent.

Section 12. Bankruptcy of the Borrower. Each Guarantor expressly agrees that the liabilities and obligations of such Guarantor under this Guaranty shall not in any way be impaired or otherwise affected by the institution by or against the Borrower or any other Person of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or any other similar proceedings for relief under any bankruptcy law or similar law for the relief of debtors and that any discharge of any of the Obligations pursuant to any such bankruptcy or similar law or other law shall not diminish, discharge or otherwise affect in any way the obligations of the Guarantors under this Guaranty, and that upon the institution of any of the above actions, such obligations shall be enforceable against each Guarantor.

Section 13. Costs and Expenses. Each Guarantor jointly and severally agree to pay or reimburse the Agent on demand for all out-of-pocket expenses (including in each case all reasonable fees and expenses of counsel) incurred by the Agent arising out of or in connection with the enforcement of this Guaranty against the Guarantors or arising out of or in connection with any failure of any Guarantor to fully and timely perform the obligations of such Guarantor hereunder.

Section 14. Waivers and Amendments. This Guaranty can be waived, modified, amended, terminated or discharged only explicitly in a writing signed by the Agent. A waiver so signed shall be effective only in the specific instance and for the specific purpose given.

Section 15. Notices. Any notice or other communication to any party in connection with this Guaranty shall be given in accordance with the applicable provisions of Section 11.6 of the Credit Agreement.

Section 16. Guarantor Acknowledgements. Each Guarantor hereby acknowledges that (a) counsel has advised such Guarantor in the negotiation, execution and delivery of this Guaranty, (b) neither the Agent nor any Lender has any fiduciary relationship to such Guarantor the relationship being solely that of debtor and creditor, and (c) no joint venture exists between such Guarantor and the Agent or any Lender.

Section 17. Joinder Agreements. Each Subsidiary of the Borrower that is required to become a party to this Guaranty pursuant to Section 5.15 of the Credit Agreement or otherwise shall become a party hereto as a Guarantor for all purposes of this Guaranty by executing and delivering to the Agent a Joinder Agreement substantially in the form attached hereto as Exhibit

A. Upon such execution and delivery, such party shall be as fully a party hereto as if such party were an original signatory hereof. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder.

Section 18. Representations and Warranties. Each Guarantor hereby represents to the Agent that it is an entity organized, validly existing and in good standing in the state of its organization and has the power and authority and the legal right to own and operate its properties and to conduct the business in which it is currently engaged. Each Guarantor further represents and warrants to the Lender that:

18(a) It has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty and has taken all necessary action required by its form of organization to authorize such execution, delivery and performance.

18(b) This Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

18(c) The execution, delivery and performance of this Guaranty will not (i) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to it, (ii) violate or contravene any provision of its organizational documents, or (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which it is a party or by which it or any of its properties may be bound or result in the creation of any lien thereunder. It is not in default under or in violation of any such law, statute, rule or regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, loan or credit agreement or other agreement, lease or instrument in any case in which the consequences of such default or violation could have a material adverse effect on its business, operations, properties, assets or condition (financial or otherwise).

18(d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on its part to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, this Guaranty.

18(e) There are no actions, suits or proceedings pending or, to its knowledge, threatened against or affecting it or any of its properties before any court or arbitrator, or any governmental department, board, agency or other instrumentality which, if determined adversely to it, would have a material adverse effect on its business, operations, property or condition (financial or otherwise) or on its ability to perform its obligations hereunder.

18(f) It expects to derive benefits from the transactions resulting in the creation of the Obligations. The Agent may rely conclusively on the continuing warranty, hereby made, that the Guarantor continues to be benefited by the Lenders’ extension of credit accommodations to the Borrower and the Agent shall have no duty to inquire into or confirm the receipt of any such benefits, and this Guaranty shall be effective and enforceable by the Agent without regard to the receipt, nature or value of any such benefits.

Section 19. Continuing Guaranty; Assignments under Credit Agreement. This Guaranty shall (a) remain in full force and effect until irrevocable payment in full of the Obligations and the expiration of the obligations, if any, of the Agent and the Lenders to extend credit accommodations to the Borrower, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of, and be enforceable by, the Agent and its successors, transferees, and assigns. Without limiting the generality of the foregoing clause (c), the Agent may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Persons to the extent and in the manner provided in the Credit Agreement and may similarly transfer all or any portion of its rights under this Guaranty to such Persons.

Section 20. Reaffirmation. Each Guarantor agrees that when so requested by the Agent from time to time it will promptly execute and deliver to the Agent a written reaffirmation of this Guaranty in such form as the Agent may require.

Section 21. Revocation. Notwithstanding any other provision hereof, a Guarantor may revoke this Guaranty as to such Guarantor prospectively as to future transactions by written notice to that effect actually received by the Agent. No such revocation shall release, impair or affect in any manner any liability hereunder with respect to Obligations created, contracted, assumed or incurred prior to receipt by the Agent of written notice of revocation, or Obligations created, contracted, assumed or incurred after receipt of such notice pursuant to any contract entered into by the Agent or any Lender prior to receipt of such notice, or any renewals or extensions thereof, theretofore or thereafter made, or any interest accrued or accruing on such Obligations, or all other costs, expenses and attorneys’ fees arising from such Obligations.

Section 22. Governing Law and Construction. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS GUARANTY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF. Whenever possible, each provision of this Guaranty and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Guaranty or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty or any other statement, instrument or transaction contemplated hereby or relating hereto.

Section 23. Consent to Jurisdiction. AT THE OPTION OF THE AGENT, THIS GUARANTY MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN MINNEAPOLIS, MINNESOTA; AND EACH GUARANTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT A GUARANTOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS GUARANTY, THE AGENT AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

Section 24. Waiver of Jury Trial. EACH OF THE GUARANTORS AND THE AGENT, BY ITS ACCEPTANCE OF THIS GUARANTY, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 25. Counterparts. This Guaranty may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

Section 26. General. All representations and warranties contained in this Guaranty or in any other agreement between a Guarantor and the Agent or any Lender shall survive the execution, delivery and performance of this Guaranty and the creation and payment of the Obligations. Captions in this Guaranty are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Guaranty.

[Signatures Follow On Succeeding Pages]

IN WITNESS WHEREOF, each Guarantor has executed this Guaranty as of the date first above written.

CLASSIC DESIGN CONCEPTS, LLC

By	/s/ Kenneth R. Lombardo
Name	Kenneth Lombardo
Title	General Counsel

Address:

570 Executive Drive

Troy, Michigan 48083

State of Organization: Indiana

Grantor’s Org # 2003111801002

Grantor’s Tax ID #

PERFORMANCE CONCEPTS, LLC

By	/s/ Douglass Goad
Name	Douglass Goad
Title	President

Address:

570 Executive Drive

Troy, Michigan 48083

State of Organization: Michigan

Grantor’s Org # B7900K

Grantor’s Tax ID #

POWERTRAIN INTEGRATION, LLC

By	/s/ Kenneth R. Lombardo
Name	Kenneth Lombardo
Title	General Counsel

Address:

570 Executive Drive

Troy, Michigan 48083

State of Organization: Indiana

Grantor’s Org # 2004011400052

Grantor’s Tax ID # 80-0101312

[Signature pages to Guaranty (Quantum)]

REGENCY CONVERSIONS, LLC

By	/s/ Kenneth R. Lombardo
Name	Kenneth Lombardo
Title	General Counsel

Address:

570 Executive Drive

Troy, Michigan 48083

State of Organization: Michigan

Grantor’s Org # B8156X

Grantor’s Tax ID # 20-4138893

STARCRAFT AUTOMOTIVE GROUP, INC.

By	/s/ Joseph Katona III
Name	Joseph Katona III
Title	CFO/Treasurer

Address:

570 Executive Drive

Troy, Michigan 48083

State of Organization: Indiana

Grantor’s Org # 1994060074

Grantor’s Tax ID #

TECSTAR, L.P.

By	/s/ Kenneth R. Lombardo
Name	Kenneth Lombardo
Title	General Counsel

Address:

570 Executive Drive

Troy, Michigan 48083

State of Organization: Indiana

Grantor’s Org # 1998100361

Grantor’s Tax ID # 35-2081466

[Signature pages to Guaranty (Quantum)]

TECSTAR AUTOMOTIVE GROUP, INC.

By	/s/ Kenneth R. Lombardo
Name	Kenneth Lombardo
Title	General Counsel

Address:

570 Executive Drive

Troy, Michigan 48083

State of Organization: Indiana

Grantor’s Org # 1990120776

Grantor’s Tax ID # 35-1817634

TECSTAR PARTNERS, LLC

By	/s/ Kenneth R. Lombardo
Name	Kenneth Lombardo
Title	General Counsel

Address:

570 Executive Drive

Troy, Michigan 48083

State of Organization: Indiana

Grantor’s Org # 2004062900050

Grantor’s Tax ID # 20-3749177

TROY TOOLING, LLC

By	/s/ Kenneth R. Lombardo
Name	Kenneth Lombardo
Title	General Counsel

Address:

570 Executive Drive

Troy, Michigan 48083

State of Organization: Michigan

Grantor’s Org # B7532K

Grantor’s Tax ID # 38-2960551

[Signature pages to Guaranty (Quantum)]

UNIQUE PERFORMANCE CONCEPTS, LLC

By	/s/ Kenneth R. Lombardo
Name	Kenneth Lombardo
Title	General Counsel

Address:

570 Executive Drive

Troy, Michigan 48083

State of Organization: Michigan

Grantor’s Org # B7900J

Grantor’s Tax ID # 20-4090400

WHEEL TO WHEEL, LLC

By	/s/ Kenneth R. Lombardo
Name	Kenneth Lombardo
Title	General Counsel

Address:

570 Executive Drive

Troy, Michigan 48083

State of Organization: Indiana

Grantor’s Org # 2003102400053

Grantor’s Tax ID # 80-0101312

WHEEL TO WHEEL POWERTRAIN, LLC

By	/s/ Kenneth R. Lombardo
Name	Kenneth Lombardo
Title	General Counsel

Address:

570 Executive Drive

Troy, Michigan 48083

State of Organization: Michigan

Grantor’s Org # B2706E

Grantor’s Tax ID # 80-0101312

[Signature pages to Guaranty (Quantum)]

EXHIBIT A

TO GUARANTY

FORM OF JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of                              ,              (this “Agreement”), is by [Insert Name of applicable Subsidiary or Affiliate], a [                            ] formed under the laws of the State of [                            ] (the “Joining Party”), and is delivered to the Agent (as defined below) pursuant to Section 17 of that certain Guaranty, dated as of January 31, 2007 (as the same may be amended, supplemented or supplemented from time to time, the “Guaranty”), among each Guarantor thereto from time to time and WB QT, LLC, as Agent for the Lenders (the “Agent”) under that certain Credit Agreement dated as of January 31, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Quantum Fuel Systems Technologies Worldwide, Inc., the lenders from time to time party thereto (the “Lenders”), and WB QT, LLC, as a Lender and as Agent for the Lenders. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Guaranty.

Pursuant to Section 17 of the Guaranty, by its execution of this Agreement, the Joining Party becomes a party to the Guaranty bound by all of the terms and conditions thereof, and, from and after the date hereof, is a Guarantor entitled to all of the rights and benefits and bound by all of the obligations of a Guarantor under the Guaranty. The Joining Party hereby acknowledges that by becoming party to the Guaranty the Joining Party hereby absolutely and unconditionally guarantees to the Agent for the ratable benefit of the Lenders the payment when due (whether at a stated maturity or earlier by reason of acceleration or otherwise) and performance of the Obligations. The Joining Party’s legal name (as set forth in its constituent documents filed with the appropriate governmental official or agency) and jurisdiction of organization is as set forth in the opening paragraph hereof. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions, obligations and conditions applicable to a Guarantor in the Guaranty.

This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

This Agreement shall be binding upon the parties hereto and their respective executors, administrators, other legal representatives, successors and assigns, and shall inure to the benefit of the Agent, its successors and assigns and shall be governed by the laws of the State of Minnesota without reference to principles of conflict of laws.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

EXH A-1

IN WITNESS WHEREOF, the Joining Party, by its officers duly authorized, intending to be legally bound, has caused this Joinder Agreement to be duly executed and delivered, and the Agent has caused the same to be accepted by its authorized representative, as of the date first above written.

[Insert name of Joining Party],
a [ ]

By:
Name:
Title:

Acknowledged and accepted:

WB QT, LLC, as Agent

By:	/s/ Jonathan Wood
Name:	Jonathan Wood
Title:	Director

EXH A-2